UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 28, 2025
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SYNAPTICS INCORPORATED
(Exact name of Registrant as Specified in Its Charter)
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Delaware	000-49602	77-0118518
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1109 McKay Drive
San Jose, California		95131
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: 408 904-1100
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.001 per share	SYNA	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As described in Item 5.07 below, Synaptics Incorporated (the “Company,” “we” or “us”) held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”) on October 28, 2025. At the Annual Meeting, our stockholders approved an amendment and restatement of our Amended and Restated 2019 Equity and Incentive Compensation Plan that provides for an increase of 1,900,000 shares of our common stock authorized for issuance thereunder (as amended and restated, the “2019 Plan”). Our stockholders also approved an amendment and restatement of our Amended and Restated 2019 Employee Purchase Plan that provides for an increase of 1,500,000 shares of our common stock authorized for issuance thereunder (as amended and restated, the “2019 ESPP”). Our named executive officers are eligible to participate in the 2019 Plan and the 2019 ESPP. Our Board of Directors approved the 2019 Plan and the 2019 ESPP on July 29, 2025, subject to stockholder approval at the Annual Meeting. A summary of the material terms of the 2019 Plan and the 2019 ESPP is set forth under the captions “Proposal Three: Approval of the Amended and Restated 2019 Equity and Incentive Compensation Plan” and “Proposal Four: Approval of the Amended and Restated 2019 Employee Stock Purchase Plan” in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission (the “Commission”) on September 16, 2025. That summary and the above description of the 2019 Plan and 2019 ESPP do not purport to be complete and are qualified in their entirety by reference to the 2019 Plan and 2019 ESPP, which are filed as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

ITEM 5.07. Submission of Matters to a Vote of Security Holders.

On October 28, 2025, we held our Annual Meeting. As of the close of business on the record date of September 4, 2025, there were 39,050,213 shares of our common stock outstanding and entitled to vote at the Annual Meeting. The number of shares of common stock present at the beginning of the Annual Meeting, in person or by proxy, was 36,497,062 or 93.46% of the shares outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, the following proposals were submitted to a vote of our stockholders, with the final voting results indicated below:

Proposal One: Election of Directors. Our stockholders elected the following six directors, each to serve until our Annual Meeting of Stockholders in 2026 or until their successors have been elected and qualified.

Director	For	Against	Abstain	Broker Non-Votes
Jeffrey D. Buchanan	29,968,679	2,560,379	11,746	3,956,258

Keith B. Geeslin	29,992,550	2,536,672	11,582	3,956,258

Patricia Kummrow	29,260,849	3,268,726	11,229	3,956,258

Vivie Lee	32,311,635	217,764	11,405	3,956,258

Rahul Patel	32,235,117	294,043	11,644	3,956,258

James L. Whims	30,037,487	2,491,732	11,585	3,956,258

Proposal Two: Ratification of the Appointment of Independent Auditor. Our stockholders ratified the appointment of KPMG LLP, an independent registered public accounting firm, as the independent auditor of our Company for the fiscal year ending June 27, 2026.

For	Against	Abstain	Broker Non-Votes
36,003,680	475,859	17,523	—

Proposal Three: Approval of the Amended and Restated 2019 Equity and Incentive Compensation Plan. Our stockholders voted to approve the 2019 Plan.

For	Against	Abstain	Broker Non-Votes
22,007,201	10,508,287	25,316	3,956,258

Proposal Four: Approval of the Amended and Restated 2019 Employee Stock Purchase Plan. Our stockholders voted to approve the 2019 ESPP.

For	Against	Abstain	Broker Non-Votes
32,417,547	110,822	12,435	3,956,258
Proposal Five: Advisory Approval of the Compensation of our Named Executive Officers. Our stockholders adopted a non-binding, advisory resolution approving the compensation of our named executive officers for fiscal year 2025.

For	Against	Abstain	Broker Non-Votes
31,210,212	1,296,967	33,625	3,956,258

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Exhibit
10.1	Synaptics Incorporated Amended and Restated 2019 Equity and Incentive Compensation Plan, effective October 28, 2025
10.2	Synaptics Incorporated Amended and Restated 2019 Employee Stock Purchase Plan, effective October 28, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNAPTICS INCORPORATED

Date:	October 28, 2025	By:	/s/ Lisa Bodensteiner
Lisa Bodensteiner Senior Vice President, Chief Legal Officer and Secretary